================================================================================

   As filed with the Securities and Exchange Commission on September 19, 1994
                                                Registration No. 33-____________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE                               63-0574085
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)               Identification No.)

         420 NORTH 20TH STREET
          BIRMINGHAM, ALABAMA                             35203
(Address of Principal Executive Offices)               (Zip Code)

                             1993 STOCK OPTION PLAN
                            (Full title of the plan)

                               AUBREY D. BARNARD
                             420 NORTH 20TH STREET
                           BIRMINGHAM, ALABAMA 35203
                    (Name and address of agent for service)

                                 (205) 254-5000
         (Telephone number, including area code, of agent for service)

                                with a copy to:
                              C. LARIMORE WHITAKER
                          BRADLEY, ARANT, ROSE & WHITE
                             1400 PARK PLACE TOWER
                                2001 PARK PLACE
                           BIRMINGHAM, ALABAMA 35203
                                 (205) 521-8000




                        CALCULATION OF REGISTRATION FEE


     Title of                                       Proposed           Proposed maximum
  securities to            Amount to be        maximum offering       aggregate offering           Amount of
  be registered             registered          price per share*            price*             registration fee
Common Stock, par
      value
of $2.50 per share       3,450,000 shares            $21.00               $72,450,000             $24,982.76

         *Estimated pursuant to Rule 457(h)(1) and 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the common stock of SouthTrust Corporation reported on September 15, 1994 by NASDAQ.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                 The following documents filed by the Company with the Securities and Exchange Commission are incorporated herein by reference as of their respective dates:

                 (1) The Company's annual report on Form 10-K for the year fiscal ended December 31, 1993, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                 (2) The Company's quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 1994 and June 30, 1993 (Commission File No. 0-3613); and

                 (3) The description of the Company's Common Stock appearing in the Company's registration statement on Form S-3 (Registration No. 33-40371), as amended, under the caption "DESCRIPTION OF CAPITAL STOCK
         - Common Stock," as filed on May 31, 1991 pursuant to the Securities Act of 1933, as amended (the "Securities Act").

                 All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and to be a part of the registration statement from the date of the filing of such documents.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                 The legality of the securities offered hereby has been passed upon by the firm of Bradley, Arant, Rose & White, counsel for the Company. As of December 31, 1993, members and associates of the firm of Bradley, Arant, Rose & White beneficially owned approximately 2,130,000 shares of Common Stock of the Company.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                 The Restated Certificate of Incorporation and the Bylaws of the Company provide that the Company shall indemnify its officers, directors, employees, and agents to the extent permitted by the General Corporation Law of Delaware, which permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses (including attorney's fees), judgments, fines, and settlements incurred by him in connection with any such suit or proceeding, if he acted in good faith an in a manner reasonably believed to be in or not opposed to the best interest of the corporation, and, in the case of a derivative action on behalf of the corporation, against expenses if he not be adjudged to be liable for negligence or misconduct. The Company also maintains insurance coverage relating to certain liabilities of directors and officers.

ITEM 8.  EXHIBITS.

         The following Exhibits are filed as a part of the Registration
Statement:

        *4(a)  -- Certificate of Adoption of Resolutions designating Series A
                  Junior Participating Preferred Stock, adopted February 22, 1989, which was filed as Exhibit 1 to SouthTrust Corporation's Registration Statement on Form 8-A (File No. 1-3613).
        *4(b)  -- Stockholder's Rights Agreement, dated as of February 22,
                  1989, between SouthTrust Corporation and Mellon Bank, N.A., Rights Agent, which was filed as Exhibit 1 to SouthTrust Corporation's Registration Statement on Form 8-A (File No. 1-3613).
        *4(c)  -- Indenture dated as of May 1, 1987, between SouthTrust
                  Corporation and National Westminster Bank USA, which was filed as Exhibit 4(a) to SouthTrust Corporation's Registration Statement on Form S-3 (Registration No. 33-13637).
        *4(d)  -- Subordinated Indenture, dated as of May 1, 1992, between
                  SouthTrust Corporation and Chemical Bank, which was filed as
                  Exhibit 4(b)(ii) to SouthTrust Corporation's Registration Statement on Form S-3 (Registration No. 33-52717).
        *4(e)  -- Composite Restated Certificate of Incorporation of SouthTrust
                  Corporation, as amended through June 2, 1993, which was filed as Exhibit 4(k) to SouthTrust Corporation's Registration Statement on Form S-3 (Registration No. 33-50107).
        *4(f)  -- Composite Restated Bylaws of SouthTrust Corporation, as
                  amended through October 13, 1989, which was filed as Exhibit 4(m) to SouthTrust Corporation's Registration Statement on Form S-3 (Registration No. 33-50107).
        *4(g)  -- Certificate of Amendment to the Restated Certificate of
                  Incorporation of SouthTrust Corporation, which was filed as
                  Exhibit 4(g) to SouthTrust Corporation's Registration Statement on Form S-4 (Registration No. 33-53945).
        *4(h)  -- 1993 Stock Option Plan of SouthTrust Corporation, which was filed as Exhibit 1 to the SouthTrust Corporation Proxy Statement for the Annual Meeting of Stockholders held on April 21, 1993 (Commission File No. 0-3613).
         5     -- Opinion of Bradley, Arant, Rose & White as to the legality of the securities offered.
        23(a)  -- Consent of Arthur Andersen & Co.
        23(b)  -- Consent of Bradley, Arant, Rose & White (included in Exhibit
                  5).
        24     -- Powers of Attorney.

- -----------------------------------

*Incorporated by reference.


ITEM 9.  UNDERTAKINGS.

                 The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post- effective amendment to this registration statement:

                          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                          (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

                          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement;

         provided, however, that the undertakings set forth in paragraphs
         (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
         Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                 (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3)      To remove from registration by means of
         post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 The undersigned registrant hereby undertakes that, for purposes for determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
         1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on September 19, 1994.


                                        SOUTHTRUST CORPORATION

                                     By     /s/ Wallace D. Malone, Jr.
                                        --------------------------------------
                                                Wallace D. Malone, Jr.
                                        Its Chairman of the Board of Directors
                                             and Chief Executive Officer



                 Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


                 SIGNATURE                               TITLE                              DATE
                 ---------                               -----                              ----
        /s/ Wallace D. Malone, Jr.               Chairman, Chief Executive             September 19, 1994
- -------------------------------------------      Officer, Director
          Wallace D. Malone, Jr.

          /s/ Roy W. Gilbert, Jr.                President, Chief Operating            September 19, 1994
- -------------------------------------------      Officer, Director
            Roy W. Gilbert, Jr.

           /s/ Aubrey D. Barnard                 Secretary, Treasurer and              September 19, 1994
- -------------------------------------------      Controller (Principal Accounting
             Aubrey D. Barnard                   and Financial Officer)


                     *                           Director                              September 19, 1994
- -------------------------------------------
             H. Allen Franklin

                     *                           Director                              September 19, 1994
- -------------------------------------------
           Allen J. Keesler, Jr.

                     *                           Director                              September 19, 1994
- -------------------------------------------
             Charles G. Taylor

                                                 Director                              September 19, 1994
- -------------------------------------------
             Herbert Stockham

                     *                           Director                              September 19, 1994
- -------------------------------------------
              Bill L. Harbert

                     *                           Director                              September 19, 1994
- -------------------------------------------
              T. W. Mitchell

                     *                           Director                              September 19, 1994
- -------------------------------------------
             William C. Hulsey

                     *                           Director                              September 19, 1994
- -------------------------------------------
             John M. Bradford

                     *                           Director                              September 19, 1994
- -------------------------------------------
        Wm. Kendrick Upchurch, Jr.



*By        /s/ William L. Prater
   ----------------------------------------
            William  L. Prater
             Attorney-in-fact

                               INDEX TO EXHIBITS


EXHIBIT
 NUMBER                           DESCRIPTION

 *4(a)    --     Certificate of Adoption of Resolutions designating Series A
                 Junior Participating Preferred Stock, adopted February 22,
                 1989, which was filed as Exhibit 1 to SouthTrust Corporation's
                 Registration Statement on Form 8-A (File No. 1-3613).
 *4(b)    --     Stockholder's Rights Agreement, dated as of February 22, 1989, between SouthTrust Corporation and Mellon Bank, N.A., Rights
                 Agent, which was filed as Exhibit 1 to SouthTrust
                 Corporation's Registration Statement on Form 8-A (File No.
                 1-3613).
 *4(c)    --     Indenture dated as of May 1, 1987, between SouthTrust
                 Corporation and National Westminster Bank USA, which was filed as Exhibit 4(a) to SouthTrust Corporation's Registration
                 Statement on Form S-3 (Registration No. 33-13637).
 *4(d)    --     Subordinated Indenture, dated as of May 1, 1992, between
                 SouthTrust Corporation and Chemical Bank, which was filed as
                 Exhibit 4(b)(ii) to SouthTrust Corporation's Registration
                 Statement on Form S-3 (Registration No. 33-52717).
 *4(e)    --     Composite Restated Certificate of Incorporation of SouthTrust
                 Corporation, as amended through June 2, 1993, which was filed as Exhibit 4(k) to SouthTrust Corporation's Registration
                 Statement on Form S-3 (Registration No. 33-50107).
 *4(f)    --     Composite Restated Bylaws of SouthTrust Corporation, as
                 amended through October 13, 1989, which was filed as Exhibit
                 4(m) to SouthTrust Corporation's Registration Statement on
                 Form S-3 (Registration No. 33-50107).
 *4(g)    --     Certificate of Amendment to the Restated Certificate of
                 Incorporation of SouthTrust Corporation, which was filed as
                 Exhibit 4(g) to SouthTrust Corporation's Registration
                 Statement on Form S-4 (Registration No. 33-53945).
 *4(h)    --     1993 Stock Option Plan of SouthTrust Corporation, which was filed as Exhibit 1 to the SouthTrust Corporation Proxy
                 Statement for the Annual Meeting of Stockholders held on April
                 21, 1993 (Commission File No. 0-3613).
  5       --     Opinion of Bradley, Arant, Rose & White as to the legality of the securities offered.
 23(a)    --     Consent of Arthur Andersen & Co.
 23(b)    --     Consent of Bradley, Arant, Rose & White (included in Exhibit
                 5).
 24       --     Powers of Attorney.

- ----------------------------------

*Incorporated by reference.